CDC NVEST STAR ADVISERS FUND


 Supplement dated June 25, 2001 to CDC Nvest Star Funds Classes A, B and C and
                  Class Y Prospectuses each dated May 1, 2001

On June 25, 2001, the Board of Trustees (the "Board") of CDC Nvest Funds Trust I (the "Trust") approved Mercury Advisors ("Mercury") as the new subadviser for the segment of CDC Nvest Star Advisers Fund (the "Fund") currently managed by Kobrick Funds LLC ("Kobrick"). The Board also approved an interim subadvisory agreement (the "Interim Agreement"), relating to the Fund, among the Trust, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), the Fund's adviser, and Mercury. The Interim Agreement is effective July 1, 2001 and will continue in effect for 150 days or, if earlier, until the Board approves a new subadvisory agreement (the "New Subadvisory Agreement"). Under the Interim Agreement, Mercury is responsible for day-to-day management of its segment's investment operations under the oversight of CDC IXIS Advisers.

Pursuant to an exemption granted to the CDC Nvest Funds by the Securities and Exchange Commission, shareholder approval of this change in subadvisers is not required since Mercury is not an affiliate of CDC IXIS Advisers. Instead, an information statement will be sent to shareholders by mid-August 2001. The Board will meet on August 31, 2001 to vote on the approval of the New Subadvisory Agreement. The New Subadvisory Agreement would replace the Interim Agreement, effective September 1, 2001. In the event that the Board does not approve the New Subadvisory Agreement at the meeting, shareholders will be notified and the Board will consider alternative arrangements for the management of the segment's investment portfolio.

The annual subadvisory fee rates payable to Mercury under the Interim Agreement are identical to those previously paid to Kobrick to manage the segment.

Prospectus Changes

The reference to Kobrick Funds LLC ("Kobrick Adviser") in the "Goals, Strategies and Risks" section is replaced with Mercury Advisors ("Mercury").

In the section entitled "Meet the Funds' Investment Adviser and Subadvisers," the following text replaces the information for Kobrick Adviser, the previous subadviser of the segment.

Mercury Advisors, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as a subadviser to a segment of the Star Advisers Fund. Fund Asset Management, L.P. (doing business as Mercury Advisors) and its affiliated investment advisers, including Merrill Lynch Investment Managers, manages approximately $525 billion in assets as of March 31, 2001. Mercury Advisors was established in October 2000 in order to provide investment management services for institutional and subadvisory relationships.

In the section entitled "Meet the Funds' Portfolio Managers," the following text replaces the biographical information for Frederick R. Kobrick, the previous portfolio manager.

Lawrence R. Fuller

Lawrence R. Fuller has lead the management team for the Mercury segment of the Star Advisers Fund since July 2001. Mr. Fuller, Managing Director of Merrill Lynch Investment Managers ("MLIM"), joined the firm in 1992. He also manages several other MLIM mutual funds. Prior to joining MLIM, Mr. Fuller was Senior Vice President with Benefit Capital Management Corporation, where he was the Chief Equity Officer for the Union Carbide Corporation Pension Plan. He holds a B.A. from Bates College and an M.B.A. from Columbia University. He has 33 years of investment management experience.

Thomas Burke

Thomas Burke has served as Associate Portfolio Manager for the Mercury segment of the Star Advisers Fund since July 2001. Mr. Burke, Director of MLIM, joined the firm in 1993. He also assists in managing several other MLIM mutual funds. Mr. Burke was previously associated with Mitsubishi Bank, Ltd., Security Pacific Merchant Bank, Prudential-Bache Securities, the Union Carbide Corporation Pension Plan and the National Securities & Research Corporation. He received a B.A. from Pace University and holds designation as a Chartered Financial Analyst. He has 21 years of investment management experience.


                            Please see reverse side

Karen Uzzolino

Karen Uzzolino has served as Fund Analyst for the Mercury segment of the Star Advisers Fund since July 2001. Ms. Uzzolino, Assistant Vice President of MLIM, joined the firm in 1992. She also serves as Fund Analyst for several other MLIM mutual funds. She received an Associates Degree from the Stuart School of Business Administration and has 9 years of investment management experience.

Mercury intends to manage the segment using a large-cap growth style. Accordingly, effective July 1, 2001, the subsection entitled "Kobrick Adviser" within the section entitled "Star Advisers Fund - More on Investment Strategies" of the Prospectuses is revised by replacing such subsection with the text set forth below:

Mercury

The segment of the Star Advisers Fund managed by Mercury will, under normal conditions, pursue long term growth of capital. The segment will primarily invest in a portfolio of common stocks of U.S. companies. The companies selected by Mercury for the segment typically have the following characteristics:

     o Market capitalizations of any size with emphasis on capitalizations greater than $10 billion

     o Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:

          o    Above-average growth rates in sales

          o    Improvements in profit margins

          o    Providing proprietary or niche products and services

          o    Strong industry growth

The segment may also invest in the securities of foreign companies, either directly or indirectly through American Depository Receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, Mercury generally employs the following methods:

     o Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.

     o The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.

     o Industries will be evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time; Mercury believes sector selection will be a significant contributor to the segment's long- term performance.

     o Mercury will sell a position if company fundamentals or management do not perform to expectations.










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